Exhibit 10.5

Power of Attorney Agreement

This Power of Attorney Agreement (this “Agreement”) is entered into as of ____________, 2026 by and among:

Party A:	Erhua Medical Technology (Changzhou) Co., Ltd., a limited liability company established in the People’s Republic of China (“China”), with its registered address at No. 33 Xiangyun Road, Jiangsu Wujin Economic Development Zone, and unified social credit code 91320412MA22J9TA7M;

Party B:	HYOUNGJU SEO (徐享周), Korean passport number: M100Z4858;

Party C:	Beijing Chenglan Kangxu Technology Co., Ltd. (the “Domestic Company”), a limited liability company established in China, with its registered address at Room A2989, 2/F, Building E10, Free Trade Innovation Service Center, Daxing Airport Area of the China (Beijing) Pilot Free Trade Zone, No. 1 Yuanping North Road, Lixian Town, Beijing Daxing International Airport Economic Zone, Beijing, and unified social credit code 91110115MAKNEGJU0Y.

In this Agreement, Party A, Party B and Party C are each referred to as a “Party” and collectively as the “Parties”.

Whereas: As of the date of execution of this Agreement, the registered capital of Party C is RMB100,000. Party B holds 100% of the equity interests in Party C. Party C is the sole shareholder of Huaxia Qiying (Beijing) Technology Co., Ltd. and holds 100% of the equity interests in Huaxia Qiying (Beijing) Technology Co., Ltd.

The Parties, having reached agreement through consultation, hereby agree as follows:

With respect to Party B’s equity interests, Party B hereby irrevocably authorizes Party A to exercise the following rights during the term of this Agreement:

Unless the context otherwise requires, the shareholder rights, management rights, voting rights, assets, business, revenue and other matters relating to Party C under this Agreement shall include the corresponding matters of the subsidiaries in which Party C directly or indirectly holds equity interests or which Party C controls (including Huaxia Qiying (Beijing) Technology Co., Ltd.).

Party A is hereby authorized to act as the sole agent and attorney-in-fact of Party B, with full authority to act on behalf of Party B in respect of Party B’s equity interests, the equity interests in the subsidiaries held by Party C and related control matters, including without limitation: (1) attending shareholder meetings of the Domestic Company (and adopting shareholder resolutions/shareholder decisions of the Domestic Company); (2) exercising all shareholder rights and shareholder voting rights enjoyed by Party B under PRC law and the articles of association of the Domestic Company, including without limitation the sale, transfer, pledge or disposal of all or part of Party B’s equity interests; (3) designating and appointing, on behalf of Party B, the legal representative (chairman), directors/executive director, supervisors, chief executive officer and other senior officers of the Domestic Company and its subsidiaries; (4) executing, in the name of and on behalf of Party B, any resolutions and minutes in the capacity of shareholder and/or director (or executive director) of the company; (5) approving amendments to the articles of association; and (6) causing the Domestic Company to exercise shareholder rights in respect of the 100% equity interests it holds in Huaxia Qiying (Beijing) Technology Co., Ltd., and, as requested by Party A, handling the appointment and removal of directors, executive directors, supervisors, managers, financial officers, legal representatives or other management personnel of such subsidiary, amendments to its articles of association, disposal of assets, disposal of equity interests, profit distribution, registrations and filings and other matters. Without Party A’s written consent, Party B shall not increase or reduce the registered capital of the company, and shall not dispose of or change Party B’s equity interests by way of transfer, further pledge or in any other manner.

If, under applicable law, voting rights must be exercised or relevant documents must be executed by Party B in person, Party B shall exercise such voting rights or execute such documents in accordance with Party A’s instructions.

Without limiting the generality of the authority granted under this Agreement, Party A shall, pursuant to this Agreement, have the power and be authorized to execute on behalf of Party B the transfer contracts provided for in the Exclusive Purchase Option Agreement (to which Party B is required to be a signing party), and to perform the terms of the Equity Pledge Agreement and the Exclusive Purchase Option Agreement executed on the same date as this Agreement to which Party B is a signing party.

All acts of Party A in connection with Party B’s equity interests, the equity interests in the subsidiaries held by Party C and related control matters shall be deemed to be the acts of Party B, and all documents executed by Party A shall be deemed to have been executed by Party B. Party B hereby acknowledges and ratifies such acts and/or documents of Party A.

Party A shall be entitled, at its sole discretion, to sub-delegate or assign to any other person or entity its rights in connection with the foregoing matters, without prior notice to or the consent of Party B.

For so long as Party B remains a shareholder of the Domestic Company, this Agreement and the authorization hereunder are coupled with an interest, shall be irrevocable and shall remain continuously effective from the date of execution of this Agreement.

During the term of this Agreement, Party B hereby waives all rights in connection with Party B’s equity interests, the equity interests in the subsidiaries held by Party C and related control matters that have been authorized to Party A under this Agreement, and shall not exercise such rights by itself.

If at any time during the term of this Agreement the grant or exercise of the authority under this Agreement cannot be realized for any reason, the Parties shall immediately seek an alternative arrangement most closely approximating the provision that cannot be realized and, where necessary, execute supplemental agreements to amend or adjust the terms of this Agreement so as to ensure that the purposes of this Agreement continue to be achieved.

The conclusion, effectiveness, performance, amendment, interpretation and termination of this Agreement shall be governed by the laws of the People’s Republic of China.

In the event of any dispute arising from the interpretation or performance of this Agreement, the Parties shall first resolve the dispute through friendly consultation. If the Parties fail to reach agreement on the resolution of such dispute within 30 days after any Party requests the other Parties to resolve the dispute through consultation, any Party may submit the dispute to the Shanghai International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules then in effect. The arbitration shall be conducted in Shanghai and the language of the arbitration shall be Chinese. The arbitral award shall be final and binding on all Parties.

This Agreement shall take effect on the date of execution by the Parties and shall remain irrevocable and continuously effective until the expiration of the term of the Equity Pledge Agreement executed by Party A, Party B and Party C on ____________, 2026.

This Agreement is written in Chinese in three counterparts, one for each Party, each of which has the same legal effect. This English version is a translation of the Chinese original prepared for reference only and has not been executed by the Parties. In the event of any discrepancy between the Chinese and English versions, the Chinese version shall prevail.

– No text below this line –

This page contains no text and is the signature page of the Power of Attorney Agreement.

Party A:

Erhua Medical Technology (Changzhou) Co., Ltd. (company chop)

Signature:
Name:
Title: Legal Representative

Power of Attorney Agreement

This page contains no text and is the signature page of the Power of Attorney Agreement.

Party B:

HYOUNGJU SEO (徐享周)

Signature:

Power of Attorney Agreement

This page contains no text and is the signature page of the Power of Attorney Agreement.

Party C:

Beijing Chenglan Kangxu Technology Co., Ltd. (company chop)

Signature:
Name:
Title: Legal Representative

Power of Attorney Agreement